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                                                                    EXHIBIT 99.1



                                     CONSENT
                                     -------



         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.



By /s/ Leonard S. Simon                         Dated: August 7, 1997
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     Leonard S. Simon



By: /s/ Michael P. Morely                       Dated: August 7, 1997
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     Michael P. Morely



By: /s/ Ronald G. Poe                           Dated: August 7, 1997
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     Ronald G. Poe



By: /s/ John P. Tierney                         Dated: August 7, 1997
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     John P. Tierney